Investor Presentation February 2018 Exhibit 99.1

Safe harbor statement Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosures contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA, Adjusted EBITDA margin and Cash CAPEX. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA and Adjusted EBITDA margin in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. See the Appendix for a reconciliation of each of Adjusted EBITDA and Cash CAPEX to the comparable GAAP measure. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

Gogo – it is the internet in the sky Why invest in Gogo 4 Attractive unit economics & path to profitability 3 Our competitive advantage 2 Who we are 1

Why invest in Gogo Leading position, experience & scale Large opportunities for growth Technology leadership Clear path to free cash flow

Executing on our strategy to deliver shareholder value 567 Total 2Ku Aircraft Installations 227 installs in Q4 500+ 2Ku aircraft awards in 2017 ~200 aircraft using HTS satellites in CA-NA Weighted avg. peak speed per aircraft nearly doubled in 2017 Met or exceeded all major 2017 guidance: $699M Revenue $63M Adjusted EBITDA 473 2Ku installations $221M Cash CAPEX (1) Adjusted EBITDA excludes the $4.5M in charges related to write-downs of legacy product lines and the retirement of Gogo test aircraft we discussed on our Q3 earnings call. 1

Transforming the aviation industry 1) As of 12/31/2017 2) Based on management estimates, public filings and trade publications of broadband IFC installations as of 12/31/2017 7,900+ 91% ~50% North America market share in Business aviation2 Broadband aircraft online1 Global market share in Commercial aviation2 Gogo is the leading global provider of broadband connectivity products and services for aviation

Embedded in the business aviation ecosystem 1,000s of individual owner operators 170 Independent dealers 10 Leading OEMs 9 Fractional jet operators Lasting competitive advantage from strong customer, dealer and OEM relationships throughout the industry

Strong track record 2,844 Source: Management Estimates and Analysis through 2/21/18 …And the Largest Awards World’s leading airlines... (including 9 of top 20 airlines) ~40% win rate… Average awarded aircraft per airline account ~200 ~100 Strong track record of winning large aircraft awards with the world’s leading airlines

Strong and consistent growth 7,115 7,909 2017 $ $ $ $ 2017 $ $699 $81 $ $ $ $ $ $ $618 $ 1 Aircraft Online (AOL) Aircraft Revenue $M Note: BA excludes Satellite aircraft Note: Minor differences may exist due to rounding Aircraft online drive predictable, high margin service revenue

Significant bandwidth is arriving now … Percentage of Aircraft Online by Technology Satellite 50-100+ Mbps ATG-4 10 Mbps ATG 3 Mbps 2016 2017 2018E Approximately 40% of CA aircraft will be 50-100 Mbps by end of 2018 Significant increase in speed Weighted-average peak speed 100+ Mbps Bandwidth increases passenger engagement and take rates to grow revenue and drive profitability

20% 80% of business aviation aircraft need connectivity … Source: Q3 2017 NetJetsiQ and management estimates Large jets is inclusive of CA-NA and CA-ROW large jets Business Aviation Addressable Market Aircraft 80% Unaddressed Market 57% 84% 98% 60%

and thousands of aircraft to be connected in commercial aviation in the next 10 years Source: 2017 Boeing CMO, Management Estimates and Analysis Commitments to date Commercial Aircraft >40% <10% Connected Commercial Aircraft (projected) 9,000 9,000 10 year growth - 18,000 aircraft CA Market Penetration (projected) Rapid Industry Growth Large and addressable market with significant growth opportunities for Gogo in the near- and long-term

Gogo – it is the internet in the sky Why invest in Gogo 4 Attractive unit economics & path to profitability 3 Our competitive advantage 2 Who we are 1

Gogo’s Inflight Internet Portfolio is why we win Hardware Software Gogo Inflight System Gogo Inflight Network ATG SatCom Ground Gogo Support Gogo Inflight Services Connected Aircraft Passenger Account Operations Data

Networks and systems address all aircraft



SMALL
LARGE
BA Market
Turboprops (8,800)
Light Jets (6,800)
Medium Jets (3,700)
Large Jets (3,000)
VVIP (300)
CA Market
Regional Jets (2,500)
Narrowbody (15,000)
Widebody (4,000)
Inflight System
ATG/ATG-4
AVANCE L3 / L5 (BA)
NEXTGEN ATG
CA System
2KU
Inflight Network
ATG
Licensed spectrum
ATG-NG
Licensed + unlicensed spectrum
Wide beam & High Throughput

Offer the best solution and most comprehensive portfolio of products and services to meet the needs of aviation

Source: Management Estimates and Analysis, Boeing CMO

©2018 Gogo Inc. and Affiliates. Proprietary & Confidential.

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Global satellite network tailored to aviation industry needs Capacity LOW HIGH GOGO Global coverage Multiple satellites offering redundancy everywhere Ability to layer in additional capacity as needed Many HTS satellites launched, more to be launched when and where needed Global coverage, concentrated traffic 80% of traffic in <20% of geography

Gogo’s satellite technology strategy drives most bits at lowest cost Cost per MB Time Increased Wide Beam supply Hybrid & other constellations Economies of scale / Hosted payloads Inclined orbit satellites Benefits of multi-provider satellite strategy: Low cost Leverage innovation Add capacity on demand High utilization Redundant network Satellite ownership not aligned to aviation’s growing needs: Capital-intensive Years to add capacity Low utilization Limited innovation Rapid obsolescence

ATG-NG to bring high-speed, low cost regional solution to North America 1 3 Mbps 10 Mbps 100+ Mbps 2008 2018 2012 ATG ATG-4 ATG-NG Tower Upgrades Licensed + unlicensed spectrum Hardware Hardware 100+ Mbps demonstrated in lab in May 2017 Nationwide network build out begun – leveraging towers, backhaul and spectrum Flight testing underway Top antennas – ATG-NG Bottom antennas – EvDO ATG 1 Expected results and availability based on management estimates

ATG-NG benefits For $50 million CAPEX: Extends 100+ Mbps speeds to Business Aviation and Regional Jet aircraft Adds 100 Gbps of dedicated capacity Speed 100+ Mbps and growing Size/Cost Lower CAPEX Lighter-weight Overnight install Reliability 99% end-to-end Note: Expected results and availability based on management estimates Best next generation solution in the market

End-to-end support services drive operational excellence Post Award On-going Support Operation Customer Benefits Leading certification Portfolio Rapid fleet deployment Fastest installations Complete turnkey capability Customer Benefits 98% uptime Rapid issue resolution Scale across nearly 8,000+ aircraft Customer Benefits Analytics driven operations Minimize aircraft touches Certification Installation Global Supply Chain Network Monitoring Maintenance

Gogo – it is the internet in the sky Why invest in Gogo 4 Attractive unit economics & path to profitability 3 Our competitive advantage 2 Who we are 1

Attractive economics across all aircraft types Gogo (as of Q3 2017) Aircraft Type Aircraft Online Annualized ARPA1 Airborne Equipment NPV Business Jets 4,567 $34K Profit $ Regional Jets 1,068 $64K Breakeven $$ Mainline - NA 1,749 $174K Co-investment $$$ ROW 352 $226K Co-investment $$$ Network ATG ATG ATG/Satellite Satellite 1 ARPA is based upon equivalent aircraft online Note: BA excludes satellite aircraft

Will drive growth in profitability for all segments … #1 MORE BANDWIDTH 17% margin 41% margin Note: Note market share is based on installed aircraft from public sources, trade publications, management estimates and other public sources as of 12/31/2017 CA-NA CA-ROW BA 2,840 Aircraft Online 65% Market Share 391 Aircraft Online 15% Market Share ~770 Awarded but not yet installed aircraft 4,678 ATG Aircraft Online 91% Market Share MORE AIRCRAFT MORE AIRCRAFT Profitability Drivers 2017 Revenue ($M) 2017 Segment Profit ($M) 2017 Revenue ($M) 2017 Segment Loss ($M) 2017 Revenue ($M) 2017 Segment Profit ($M)

… and growth in consolidated profitability Note: Minor differences exist due to rounding 1 Please see reconciliation of Adjusted EBITDA in appendix Adjusted EBITDA CA-ROW Segment Loss Adjusted EBITDA Profitability of BA and CA-NA results in strong consolidated performance Investing in attractive ROW opportunity Adjusted EBITDA excluding CA-ROW segment loss $M (1) Well positioned to accelerate Adjusted EBITDA as a result of added bandwidth

Business aviation generates high growth, high margin service revenue and profitability Total Revenue Segment Profit Equipment revenue Service revenue 18% Segment profit CAGR $M $M 34% Service revenue CAGR BA positioned for strong 2018 with significant growth opportunities

Balance sheet improves through operational execution and refinancing opportunity 1 Please see reconciliation of Adjusted EBITDA in appendix. 2. Senior secured notes and convertible notes balance is shown at par. YTW as of 2/21/2018. 18.0x 6.4x Natural deleveraging through operational execution 2017 CAPITALIZATION as of 12/31/17 ($M) Amount Coupon YTW Cash, Cash Equivalents, and Short Term Investments $409 Senior Secured Notes2 $690 12.50% 7.64% Convertible Notes2 $362 3.75% Total Debt $1,052 Net Debt $643 2 Opportunity to refinance $M

On target to reach positive Free Cash Flow in 2019 and full year 2020 Revenue growth driven by AOL and ARPA Increased utilization of global satellite network Scale drives operating leverage Reduce interest expense through potential refinancing 1 2 3 4

Why invest in Gogo Leading position, experience & scale Large opportunities for growth Technology leadership Clear path to free cash flow

Appendix

Gogo installed and awarded aircraft as of 12/31/2017 Note: Under the Unified Agreement with American Airlines, the airline has the option to terminate our service, and we expect it to exercise such option, on approximately 550 mainline aircraft on which our ATG/ATG-4 service is provided. We currently expect more than 400 such aircraft to be deinstalled in 2018 and early 2019. Aircraft Online CA-NA CA-ROW Total ATG Aircraft Online 827 - 827 ATG-4 Aircraft Online 1,597 - 1,597 Ku Aircraft Online - 253 253 2Ku Aircraft Online 416 138 554 Total Aircraft Online 2,840 391 3,231 2Ku Aircraft Installed & Awarded But Not Yet Installed1 CA-NA CA-ROW Total 2Ku aircraft installed 421 146 567 2Ku aircraft awarded but not yet installed, aircraft conversions 590 - 590 2Ku aircraft awarded but not yet installed, new aircraft 75 770 845 Total 2Ku aircraft installed and awarded not yet installed 1,086 916 2,000+ Awarded but not yet installed figures are approximate

Adjusted EBITDA reconciliation ($MM) 2013 2014 2015 2016 2016 Q4 2017 Q1 2017 Q2 2017 Q3 2017 Q4 GAAP Net Income (146) (85) (108) (125) (27) (41) (44) (45) (41) Income Tax Provision 1 1 1 1 0 0 0 0 (1) Interest Income (0) (0) (0) (2) (1) (1) (1) (1) 30 Interest Expense 29 33 59 84 25 27 27 28 (3) Depreciation & Amortization 56 64 87 106 30 30 31 36 49 EBITDA (60) 14 39 64 27 16 13 18 34 Fair Value Derivative Adjustments 36 – – – – – – – – Class A and Class B Senior Convertible Preferred Stock Return 29 – – – – – – – – Accretion of Preferred Stock 5 – – – – – – – – Stock-based Compensation Expense 6 10 15 18 5 4 5 5 5 Amortization of Deferred Airborne Lease Incentives (8) (13) (20) (30) (9) (9) (9) (10) (14) Loss on Extinguishment of Debt – – – 15 – – – – – Adjustment of Deferred Financing Costs – – 2 (1) – – – – – Adjusted EBITDA 8 11 37 67 23 11 10 13 25 Note: Minor differences exist due to rounding

Cash CapEx reconciliation ($MM) 2013 2014 2015 2016 2016 Q4 2017 Q1 2017 Q2 2017 Q3 2017 Q4 Purchases of Property and Equipment (105) (132) (135) (148) (41) (64) (65) (62) (62) Acquisition of Intangible Assets (Capitalized Software) (16) (17) (18) (29) (7) (8) (9) (7) (4) GAAP Consolidated Capital Expenditures (121) (150) (153) (177) (48) (72) (74) (68) (66) Change in Deferred Airborne Lease Incentives 9 30 37 15 6 4 – 5 9 Amortization of Deferred Airborne Lease Incentives 8 13 20 29 9 9 9 10 14 Landlord Incentives – 10 16 – – – – – – Cash CapEx (104) (98) (80) (133) (34) (59) (66) (53) (43) Note: Minor differences exist due to rounding